OTHER NONCURRENT ASSETS	12 Months Ended
Dec. 31, 2011
OTHER NONCURRENT ASSETS
9.	OTHER NONCURRENT ASSETS

Other noncurrent assets consist of the following (all amounts in thousands):

	2011	2010
Debt issuance costs, net	$154	$272
Other	—	14
	$154	$286

Debt issuance costs consist of unamortized costs paid to third parties to obtain senior debt, a line of credit and convertible notes that will be amortized to interest expense using the effective interest method through 2014. Amortization of current (see Note 5) and noncurrent capitalized debt issuance costs was $109,000 and $75,000 for the years ended December 31, 2011 and 2010, respectively.

The future amortization expense for each of the five succeeding years and beyond relating to current and noncurrent capitalized debt issuance costs is (all amounts in thousands):

Year Ending December 31,
2012 (1)	$120
2013	126
2014	28
2015	—
2016	—
$274

(1)	See Note 5 for the current portion of capitalized debt issuance costs of $120,000 expected to be amortized in 2012.

More information regarding the restricted cash and the related line of credit, which were a result of the acquisition of CSP, can be found in Note 3. The amount of restricted cash has been reduced from $750,000 as of the acquisition date to $600,000 as of December 31, 2011 due to our use of that cash for general business purposes as described in Note 3.